Exhibit 10.12

NeoPhotonics Corporation

Amendment Two to Rights Agreement

This Amendment Two to the Rights Agreement (this “Amendment Two”), is entered into and effective on the date last signed below (the “Effective Date”) by and between NeoPhotonics Corporation, having a principal place of business at 2911 Zanker Road, San Jose, CA  95134 USA (“Company”) and Joint Stock Company “RUSNANO” (Principal State Registration Number 1117799004333, with registered office at Prospect 60-letiya Oktabrya 10a, 117036 Moscow, Russian Federation) (“Rusnano” or the “Purchaser”), (each a “Party” and collectively the “Parties”).

Recitals

Whereas, the Parties hereto have previously executed that certain Rights Agreement, dated and effective as of April 27, 2012 (the “Agreement”), the Extension to Milestone Date, dated and effective February 26, 2015 and  the Amendment to Rights Agreement effective June 30, 2015 (the “Amendment”);

Whereas, the Parties have mutually agreed to modify the Agreement and the Amendment to reflect the most current state of the business relationship between the Parties;

Whereas, this Amendment shall be the current and binding agreement between the Parties for the provisions amended; and

Whereas, in furtherance of the Parties’ business relationship and discussions relating thereto, the Parties hereto desire to amend the Agreement and Amendment as set forth below.

All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement and the Amendment.

Agreement

Now, therefore, for good and valuable consideration and the mutual promises set forth herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1)	Section 6(e)(iii)(B) sections (a)(iii), d and e of the Amendment are hereby amended to read as follows:

a.

(iii) Phase-2: Installing, starting up operations and meeting all internal qualification requirements by June 30, 2016 all necessary equipment procedures and facilities for the fabrication capabilities to complete the fabrication of optical wafers from optical-circuit precursor, such as wafer and waveguide processing (Optical Wafer Line – Optical Layer Processing as described in Plan Equipment Model), including wafer processing to wit thermal annealing, clad coating and PECVD of PLC splitters.

d.	Begin Phase-2 external customer qualification by June 30, 2016. The Parties acknowledge that the shipping of products manufactured by NeoRussia according to

Phase-2 to customers started prior to the herein mentioned deadline. The Parties agree that NeoPhotonics will inform RUSNANO in a timely manner on any technical issues reported by the customers in regards to three first shipments of products manufactured by NeoRussia according to Phase-2.

e.	Begin Phase-2 production – Optical Packaging, Optical Finishing and Optical Layer Processing by June 30, 2016.

2)	Section 6(e)(iii)(D)(d)(iii)of the Amendment is hereby amended to read as follows:

a)

(iii) The Parties acknowledge and agree that  as of June 30, 2016 the Company completed installation, starting up operations of all necessary equipment according to Phase-2  at NeoRussia and  have met all internal qualification requirements for products manufactured by NeoRussia according to Phase-2.

3)	Miscellaneous:

a)

No Other Modifications. Except as otherwise expressed set forth in this Amendment Two, the Agreement, the Amendment and the Extension to Milestone Date shall remain in full force in effect without any modification thereto.

b)

Entire Agreement.  This Amendment Two, the Amendment, the Extension to Milestone Date and the Rights Agreement constitute the full and entire understanding and agreement between the parties hereto pertaining to the subjects thereof and hereof.

c)

Counterparts.  This Amendment Two may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

[Signature page follows]

In witness whereof, the parties hereto have each caused this Amendment Two to Rights Agreement to be signed and delivered by its respective duly authorized officer, all as of the date last signed below.

Arch

macnica, inc.
NEOPHOTONICS CORPORATION	JOINT STOCK COMPANY “RUSNANO”
Signature: /s/ Clyde R. Wallin	Signature: /s/ Yuri A. Udaltsov
Printed Name: Clyde R. Wallin	Printed Name: Yuri A. Udaltsov
Title: Senior Vice President and Chief Financial Officer Date: July 29, 2016	Title: Deputy Chairman of the Management Board of Management Company Rusnano LLC, acting on the basis of a power of attorney Date: August 2, 2016 _____________________________